EXHIBIT 10.26

                     AMENDMENT
               TO EMPLOYMENT AGREEMENT
               DATED NOVEMBER 19, 1993




         Reference is made to the Executive Employment Agreement dated as of November 19, 1993 (the "Agreement") by and between J. Baker, Inc. and Dennis B. Tishkoff. Pursuant to paragraph 19 of the Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on November 19, 1995" in the fourth line thereof and inserting in its place the phrase "ending on April 1, 1996".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.


J. BAKER, INC.





       /s/ Jerry M. Socol              February 8, 1995
       ------------------------        -------------------
 By:   Jerry M. Socol                  Date
       President and
       Chief Executive Officer


       /s/ Dennis B. Tishkoff          February 8, 1995
       -------------------------       -------------------
       Dennis B. Tishkoff              Date